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                                                                     EXHIBIT 1.1

                                                                  DRAFT 11/17/97


       [Form of Underwriting Agreement - Subject to Additional Review]

                        2,000,000 SHARES OF COMMON STOCK

                                  INTERVU INC.

                             UNDERWRITING AGREEMENT


                                                              November    , 1997

JOSEPHTHAL LYON & ROSS INCORPORATED
CRUTTENDEN ROTH INCORPORATED
  As Representatives of the
  Several Underwriters listed on Schedule A hereto
c/o Josephthal Lyon & Ross Incorporated
200 Park Avenue, 25th Floor
New York, New York  10166

Ladies and Gentlemen:

            InterVU Inc., a Delaware corporation (the "Company"), confirms its agreement with Josephthal Lyon & Ross Incorporated ("Josephthal") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Josephthal and Cruttenden Roth Incorporated ("Cruttenden") are acting as representatives (in such capacity, Josephthal and Cruttenden shall hereinafter be referred to as "you" or the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, $.001 par value per share ("Common Stock"), set forth in Schedule A hereto. Such shares of Common Stock are hereinafter referred to as the "Firm Shares."

            Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also sell to the Underwriters, acting severally and not jointly, up to an additional 300,000 shares of Common Stock for the purpose of covering over-allotments, if any (the "Option Shares"). The Firm Shares and the Option Shares are sometimes hereinafter referred to as the "Shares." The Company also proposes to issue and sell to you warrants (the "Advisors' Warrants") pursuant to the Advisors' Warrant Agreement (the "Advisors' Warrant Agreement") for the purchase of an additional 200,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Advisors' Warrants are hereinafter referred to as the "Advisors' Shares." In addition, the Company has entered into a stock purchase agreement (the "NBC Agreement"), dated November , 1997, with NBC Multimedia, Inc. ("NBC Multimedia"), a wholly-owned subsidiary of National Broadcasting Company, Inc. ("NBC"). Pursuant to the

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NBC Agreement, NBC Multimedia has agreed to purchase $2,000,000 of Common Stock at the initial public offering price in a direct offering (the "Directed Shares") to be consummated concurrently with this offering. The Firm Shares, the Option Shares, the Advisors' Warrants, the Advisors' Shares (collectively, hereinafter referred to as the "Underwritten Securities") and the Directed Shares (the Underwritten Securities and Directed Shares collectively, are hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

      1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

            (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-33521), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Shares, the Option Shares and the Directed Shares under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will not file any amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to, those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

            (b) Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or, to the Company's knowledge, threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements contained in the paragraph relating to stabilization and market making on the inside front cover page of the Prospectus or under the


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caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters).

            (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements contained in the paragraph relating to stabilization and market making on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters).

            (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The Company has all requisite corporate power and authority, and the Company has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except for such authorizations, approvals, orders, licenses, certificates, franchises and permits the failure to so obtain would not have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations, except where the failure to so comply would not have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.


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            (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein (except for subsequent issuances, if any, pursuant to the exercise of options referred to in the Prospectus), and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Advisors' Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof or the NBC Agreement, as applicable, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Underwritten Securities to be sold by the Company hereunder, the Underwriters or the Representatives, as the case may be, will acquire good and marketable title to such Underwritten Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever, other than such as may be created by the Underwriters and provided that the Underwriters purchase such shares in good faith and without notice of any adverse claim.

            (f) The financial statements, including the related notes thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement and Prospectus presents fairly on a basis consistent with that of the audited financial statements included therein, what the Company's pro forma capitalization would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. Except as described in the Prospectus, there has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company conform in all material respects to the


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descriptions thereof contained in the Registration Statement and the Prospectus.
Financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

            (g) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

            (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Shares from the Company and the purchase by you of the Advisors' Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement or the Advisors' Warrant Agreement, or (iv) resales of the Shares in connection with the distribution contemplated hereby.

            (i) The Company maintains insurance policies, including, but not limited to, general liability and property insurance, which insures the Company and its employees, against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, and (C) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

            (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the best of the Company's knowledge, threatened against (and the Company does not know any basis therefor), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement, the Advisors' Warrant Agreement or the NBC Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Advisors' Warrant Agreement or the NBC Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.


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            (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement, the Advisors' Warrant Agreement and the NBC Agreement and to consummate the transactions provided for in such agreements; and this Agreement, the Advisors' Warrant Agreement and the NBC Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement, the Advisors' Warrant Agreement and the NBC Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this Agreement, the Advisors' Warrant Agreement or the NBC Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company,
(ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, which breach, violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company.

            (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Shares pursuant to the Prospectus and the Registration Statement, the issuance of the Advisors' Warrants, the issuance of the Directed Shares, the performance of this Agreement, the Advisors' Warrant Agreement and the NBC Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Shares, the Directed Shares, or the Advisors' Warrants, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares, and the Advisors' Warrants to be sold by the Company hereunder.


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            (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are in all material respects complete and correct copies of the documents of which they purport to be copies.

            (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any material change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company.

            (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, which default would have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company.

            (p) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the best of the Company's knowledge, threatened against or involving the Company or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the


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Company. No labor dispute with the employees of the Company exists, or, to the best of the Company's knowledge, is imminent.

            (q) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Except as described in the Prospectus, the Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

            (r) Neither the Company nor any of its employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

            (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company are in dispute or, to the best of the Company's knowledge, are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

            (t) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or, to the Company's knowledge, threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or


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rights to the foregoing used in the conduct of its business, or which challenge the right of the Company to use any technology presently used or contemplated to be used in the conduct of its business.

            (u) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, or its employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company.

            (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than (i) those referred to in the Prospectus and (ii) liens for taxes not yet due and payable.

            (w) Ernst & Young LLP whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

            (x) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which NBC, NBC Multimedia and substantially all of the other holders of the Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock have agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 9 months following the effective date of the Registration Statement without the prior written consent of Josephthal. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

            (y) Except as described in the Prospectus under "Underwriting," there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").


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            (z) The Common Stock has been approved for quotation on the Nasdaq
Stock Market's National Market ("Nasdaq").

            (aa) Neither the Company nor any of its officers, employees, agents, or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

            (ab) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly,
(i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director, or five (5) percent stockholder of the Company or any partner, affiliate or associate of any of the foregoing persons or entities.

            (ac) Any certificate signed by any officer of the Company, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            (ad) The minute books of the Company have been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors, stockholders, audit committee, compensation committee and any other committee of the Board of Directors of the Company, respectively, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

            (ae) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the

Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

            (af) The conversion of all the outstanding shares of Preferred Stock of the Company as set forth in the Prospectus has been duly authorized by the Company and the shareholders of the Company in accordance with all agreements, documents, understandings and instruments affecting the rights, duties, responsibilities, obligations and/or privileges of holders of Preferred Stock or to which the Company is bound, including without limitation, the Certificate of the Designations, Powers, Preferences and Rights of the Preferred Stock, the Company's Certificate of Incorporation and the Company's By-laws; and upon the consummation of the Offering, without any further action of any stockholders of the Company, all shares of Preferred Stock of the Company, other than shares of the Company's Series G Convertible Preferred Stock, will simultaneously convert into validly issued, fully paid and nonassessable shares of Common Stock in accordance with the conversion provisions set forth in the Company's Amended and Restated Certificate of Incorporation with respect to Series A and Series B Convertible Preferred Stock and in the respective certificates of designation with respect to Series C, Series D, Series E and Series F Convertible Preferred Stock. Pursuant to the certificate of designation for the Series G Convertible Preferred Stock, all of the issued and outstanding shares of the Company's Series G Convertible Preferred Stock will become convertible at the option of the holder on July 10, 1998 (nine (9) months from the original issuance date).

      2. Purchase, Sale and Delivery of the Shares and Advisors' Warrants.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $_______ [93% of the initial public offering price] per share of Common Stock, that number of Firm Shares of set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

            (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 300,000 shares of Common Stock at a price of $ ____ [93% of the initial public offering price] per share of Common Stock. The option granted hereby will expire thirty (30) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing

Date, as hereinafter defined, unless otherwise agreed upon by the Representatives and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Shares shall be delivered unless the Firm Shares shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

            (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of Josephthal at 200 Park Avenue, 25th Floor, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on the third business day following the date of this Agreement, provided, however, that if the Firm Shares sold hereunder are priced and this Agreement is entered into after 4:30 p.m., (New York City time), on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above mentioned office of Josephthal or at such other place as shall be agreed upon by the Representatives and the Company on each Option Closing Date as specified in the notice from the Representatives to the Company. Delivery of the certificates for the Firm Shares and the Option Shares, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Shares and the Option Shares, if any, to the order of the Company for the Firm Shares and the Option Shares, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Shares and the Option Shares, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two
(2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

            (d) On the Closing Date, the Company shall issue and sell to you Advisors' Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 200,000 shares of Common Stock. The Advisors' Warrants shall be exercisable for a period of forty-eight (48) months commencing twelve (12) months from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the initial public offering price of the shares of Common Stock. The Advisors' Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement. Payment for the Advisors' Warrants shall be made on the Closing Date.

      3. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Representatives deems advisable, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Representatives, in their discretion, deem advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

      4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

            (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Shares by the Underwriters of which the Representatives shall not previously have been advised and furnished with a copy, or to which the Representatives shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

            (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representatives and confirm the notice in writing,
(i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to obtain promptly the lifting of such order.

            (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representatives) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the effective date of the Registration Statement.

            (d) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares and Directed Shares which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representatives or Orrick, Herrington & Sutcliffe LLP ("Underwriters' Counsel") shall object.

            (e) The Company shall endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

            (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares or Directed Shares in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Shares or Directed Shares or the Advisors' Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

            (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

            (h) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants), and will deliver to the Representatives:

                  (i) concurrently with furnishing quarterly reports, if any, to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                  (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                  (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                  (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                  (v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company; and

                  (vi) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representatives may request.

            During such five-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

            (i) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

            (j) During such period as a Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish to the Representatives or on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representatives may reasonably request.

            (k) On or before the effective date of the Registration Statement, the Company shall provide the Representatives with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of nine (9) months from the effective date of the Registration Statement, NBC, NBC Multimedia and the holders of substantially all shares of Common Stock and holders of substantially all securities exchangeable or exercisable for or convertible into shares of Common Stock, agree that it or he or she will not directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representatives (collectively, the "Lock-up Agreements"). During the nine (9) month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representatives, sell, contract or offer to sell, issue, transfer, assign, pledge, hypothecate, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock, except for options issued to employees, consultants or directors of the Company pursuant to an employee benefit plan described in the Prospectus and provided that no shares of Common Stock issued upon exercise of such options may be sold during the nine (9) month period commencing with the effective date of the Registration Statement. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

            (l) Neither the Company, nor any of its officers, directors, stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

            (m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

            (n) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

            (o) The Company shall furnish to the Representatives as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in its letter to be furnished pursuant to Section 6(i) hereof.

            (p) The Company shall cause the Common Stock to be quoted on Nasdaq and for a period of seven (7) years from the date hereof, use its best efforts to maintain the Nasdaq quotation of the Common Stock to the extent outstanding.

            (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representatives at the Representatives' request and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and (ii) the list of holders of all of the Company's securities.

            (r) As soon as practicable, but in no event more than 5 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Shares.

            (s) The Company hereby agrees that it will not for a period of nine
(9) months from the effective date of the Registration Statement (without the prior written consent of Josephthal), adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting the grant, issue or sale of any shares of Common Stock or other securities of the Company (i) in an amount greater than an aggregate of 1,889,400 shares, (ii) at an exercise or sale price per share less than the greater of (a) the initial public offering price of the Shares set forth herein and (b) the fair market value of the Common Stock on the date of grant or sale, and (iii) to any direct or indirect beneficial holder on the date hereof of more than 10% of the issued and outstanding shares of Common Stock, (iv) with the payment for such securities with any form of consideration other than cash, (v) upon payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on the date of grant or issuance, or (vi) the existence of stock appreciation rights, phantom options or similar arrangements.

            (t) Until the completion of the distribution of the Shares, the Company shall not, without the prior written consent of the Representatives and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

            (u) For a period equal to the lesser of (i) five (5) years from the date hereof, or (ii) the sale to the public of the Advisors' Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-3 (or other appropriate form) for the registration under the Act of the Advisors' Shares.

      5. Payment of Expenses.

            (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Advisors' Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may reasonably request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Shares and the purchase by you of the Advisors' Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Advisors' Warrant Agreement, and (z) resale of the Shares by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) fees and expenses of the transfer agent and registrar,
(vi) the fees payable to the Commission and the NASD, and (vii) the fees and expenses incurred in connection with the quotation of the Shares and Directed Shares on Nasdaq and any other exchange.

            (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 12, the Company shall reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof.

            (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representatives on the Closing Date by certified or bank cashier's check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from the sale of the Firm Shares. In the event the Representatives elect to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Representatives on the Option Closing Date (by certified or bank cashier's check or, at the Representatives' election, by deduction from the proceeds of the Option Shares) a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from the sale of the Option Shares.

      6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, with respect to the Company as if it had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

            (a) The Registration Statement shall have become effective not later than 12:00 Noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives, and, at Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

            (b) The Representatives shall not have been advised by the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) On or prior to the Closing Date, the Representatives shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Advisors' Warrants, the Registration Statement, the Prospectus and other related matters as the Representatives may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

            (d) On the Closing Date, the Underwriters shall have received the favorable opinion of Latham & Watkins, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in the United States in which the Company is required to be qualified and in which the failure so to qualify taken in the aggregate would have a material adverse effect on the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company.

                  (ii) the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization." The issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable, and to the best of such counsel's knowledge, free of preemptive rights. Except as described in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any security or other instrument that by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company.

                  (iii) the Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized and, when issued to and paid for by you and the other Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and, to the best of such counsel's knowledge, free of preemptive rights. The Directed Shares to be issued and sold by the Company pursuant to the NBC Agreement have been duly authorized and, when issued to and paid for by NBC Multimedia in accordance with the terms of the NBC Agreement, will be validly issued, fully paid and nonassessable and, and to the best of such counsel's knowledge, free of preemptive rights. The Advisors' Shares have been duly authorized and reserved for issuance and upon issuance in accordance with the terms of the Advisors' Warrants will be validly issued, fully paid and nonassessable, and to the best of such counsel's knowledge, free of preemptive rights.

                  (iv) except as described in the Prospectus, to the best of such counsel's knowledge, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement.

                  (v) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and 430A under the Act.

                  (vi) the Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-1 under the Act and the Rules and Regulations; it being understood, however, that such counsel need not express any opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus and in passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete.

                  (vii) to the best of such counsel's knowledge, there are no statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (viii) to the best of such counsel's knowledge, there are no actions, suits, proceedings or investigations pending or threatened against the Company before or by any court, governmental agency or arbitrator.

                  (ix) the Company has corporate power and authority to enter into this Agreement, the Advisors' Warrant Agreement and the NBC Agreement, and this Agreement, the Advisors' Warrant Agreement and the NBC Agreement have been duly authorized, executed and delivered by, and the Advisors' Warrant Agreement is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (x) the execution and delivery by the Company of, and the issuance and sale of the Securities pursuant to this Agreement, the Advisors' Warrant Agreement and the NBC Agreement do not (i) violate the Amended and Restated Certificate of Incorporation or Bylaws of the Company, (ii) to the best of such counsel's knowledge, breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any document filed as an exhibit to the Registration Statement (including any indenture mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness identified to us as material to the Company by the Company), (iii) to the best of such counsel's knowledge, breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree, or (iv) violate applicable provisions of the General Corporation Law of the State of Delaware or any statute or regulation of the State of California or of the United States.

                  (xi) no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement, the Advisors' Warrant Agreement and the NBC Agreement by the Company, except such as have been obtained under the Act and the Exchange Act and such as may be required under state securities or Blue Sky laws (as to which such counsel need not express any opinion) or by the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

                  (xii) the statements set forth in the Prospectus under the headings "Risk Factors - Risks Associated with Strategic Alliance with NBC Multimedia," "Business - Strategic Alliance with NBC Multimedia," "Description of Capital Stock" and "Securities Eligible for Future Sale" insofar as such statements constitute a summary of legal matters, are accurate in all material respects.

                  (xiii) The form of certificate used to evidence the Shares is in due and proper form and complies with all statutory requirements under the laws of the State of Delaware.

            Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need not express any belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

            Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991), or any comparable state bar accord.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representatives and they are justified in relying thereon.

            (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Latham & Watkins, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the statements made by Latham & Watkins in its opinion delivered on the Closing Date.

            (f) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

            (g) Prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective material adverse change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in material default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities); the Company shall not have declared or paid any dividend or made any distribution in respect of its capital stock of any class; and there has not been any change in the capital stock of the Company, or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

            (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                  (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry are contemplated or threatened under the Act;

                  (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock of the Company or any material change in the debt (long or short-term) of the Company; (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (g) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company, or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (h) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection
(g) are to such documents as amended and supplemented at the date of such certificate.

            (i) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

            (j) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Ernst & Young LLP:

                  (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                  (ii) stating that it is their opinion that the financial statements of the Company as of December 31, 1995 and 1996 and for the years then ended, and for the period from inception (August 2, 1995) through December 31, 1996 included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of Ernst & Young LLP with respect to such financial statements included in the Registration Statement;

                  (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, or any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the September 30, 1997 balance sheets included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from September 30, 1997 to a specified date not more than five
(5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues or net earnings of the Company or increase in net loss per common share of the Company, in each case as compared with the corresponding period beginning October 1, 1996 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                  (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                  (v) statements as to such other matters incident to the transaction contemplated hereby as the Representatives may request.

            (k) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Ernst & Young LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section hereof except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (j) of this Section with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

            (l) The Company shall have delivered to the Representatives a letter from Ernst & Young LLP addressed to the Company stating that they have not during the immediately preceding two year period brought to the attention of the Company's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

            (m) On the Closing Date and each Option Closing Date, if any, the Representatives shall have received the favorable opinion of Darby & Darby, special intellectual property counsel to the Company, dated the Closing Date or Option Closing Date, addressed to the Underwriters and in substantially the form of Exhibit A attached hereto.

            (n) On each of the Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Representatives for the several Underwriters' accounts the appropriate number of Shares.

            (o) No order suspending the sale of the Securities in any jurisdiction designated by the Representatives pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

            (p) On or before the Closing Date, the Company shall have executed and delivered to you (i) the Advisors' Warrant Agreement substantially in the form filed as Exhibit 4.2 to the Registration Statement in final form and substance satisfactory to the Representatives, and (ii) the Advisors' Warrants in such denominations and to such designees as shall have been provided to the Company.

            (q) On or before the Closing Date, the Shares shall have been duly approved for quotation on Nasdaq, subject to official notice of issuance.

            (r) On or before the Closing Date, there shall have been delivered to the Representatives the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

            (s) On the Closing Date, the NBC Agreement shall not have been terminated and the sale of the Directed Shares shall be consummated concurrent with or immediately after the sale of the Shares pursuant to this Agreement.

            If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elect, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

      7. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter (1) if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus or such amendment or supplement, and was contained in the paragraph relating to stabilization and market making on the inside front cover page of the Prospectus or under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) or (2) if the Company sustains the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

            The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

            (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

            The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such reasonable and documented fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party form all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Shares and Directed Shares or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares and Directed Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d). The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

      8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters, the Representatives and NBC Multimedia, as the case may be.

      9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their discretion, shall release the Shares for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representatives of telegrams to securities dealers releasing such shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

      10. Termination.

            (a) Subject to subsection (b) of this Section 10, the Representatives shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representatives' opinion will in the immediate future materially adversely disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Boston Stock Exchange, the Chicago Board of Trade, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Commission or any other government authority having jurisdiction; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii) if a moratorium in foreign exchange trading has been declared; or (viii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representatives' opinion, make it inadvisable to proceed with the delivery of the Shares; or (viii) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representatives' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Shares or (ix) if Harry E. Gruber or Brian Kenner shall no longer serve the Company in his present capacity.

            (b) If this Agreement is terminated by the Representatives in accordance with the provisions of Section 10(a) the Company shall promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representatives, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12) then, the Company shall promptly reimburse and indemnify the Representatives for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

      11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase the Shares which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Shares"), the Representatives shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Shares does not exceed 10% of the total number of Firm Shares to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (b) if the number of Defaulted Shares exceeds 10% of the total number of Firm Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

            No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

            In the event of any such default which does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

      12. Default by the Company. If the Company shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

      13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Josephthal Lyon & Ross Incorporated, 200 Park Avenue, 25th Floor, New York, New York 10166, Attention: Mark E. Brefka, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103,
Attention: Lawrence B. Fisher, Esq. Notices to the Company shall be directed to the Company at 201 Lomas Santa Fe Drive, Solana Beach, California 92075,
Attention: Harry E. Gruber, Chairman of the Board and Chief Executive Officer, with a copy to Latham & Watkins, 701 B Street, Suite 2100, San Diego, California 92101, Attention: Scott N. Wolfe, Esq.

      14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

      16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

      17. Entire Agreement; Amendments. This Agreement and the Advisors' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representatives and the Company.

              (Remainder of this page intentionally left blank)

            If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                    Very truly yours,

                                    INTERVU INC.

                                    By:
                                         ---------------------------------------
                                         Harry E. Gruber
                                         Chairman of the Board,
                                         President and Chief Executive Officer

Confirmed and accepted as of
the date first above written.

JOSEPHTHAL LYON & ROSS INCORPORATED

For itself and as Representatives of the several
Underwriters named in Schedule A hereto.

By:
       ------------------------------
Name:
Title:

CRUTTENDEN ROTH INCORPORATED

For itself and as Representatives of the several
Underwriters named in Schedule A hereto.

By:
       ------------------------------
Name:
Title:

                                   SCHEDULE A


                                                              Number of
                                                             Firm Shares
Name of Underwriters                                       to be Purchased
--------------------                                       ---------------
Josephthal Lyon & Ross Incorporated......................
Cruttenden Roth Incorporated.............................
 .........................................................
 .........................................................

      Total..............................................     2,000,000
                                                              =========

                                                                       EXHIBIT A

                   [FORM OF INTELLECTUAL PROPERTY OPINION]

                               November ___, 1997

JOSEPHTHAL LYON & ROSS INCORPORATED
CRUTTENDEN ROTH INCORPORATED
As Representatives of the Several Underwriters
200 Park Avenue, 25th Floor
New York, New York 10166

      Re:   Public Offering of InterVU Inc.

Gentlemen:

            We have acted as special counsel for intellectual property matters to InterVU, Inc., a Delaware corporation (the "Company"), in connection with the entering into by the Company of that certain Underwriting Agreement by and between Josephthal Lyon & Ross Incorporated ("Josephthal") and Cruttenden Roth Incorporated, as representatives of the several underwriters named in Schedule A thereto, and the Company, dated [November , 1997] (the "Underwriting Agreement"). This opinion is provided to you pursuant to Section 6(m) of the Underwriting Agreement.

            For the purpose of rendering the opinions set forth below we have reviewed the following (collectively, the "Documents"):

      (i)   the Underwriting Agreement;

      (ii) that certain Registration Statement filed by the Company on August 13, 1997, together with all amendments thereof and exhibits thereto (collectively, the "Registration Statement");

      (iii) the Company's Prospectus dated [November , 1997], (the
            "Prospectus");

      (iv) a search of the United States Patent and Trademark Office records relevant to ownership of any and all:

            (a) patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule A annexed hereto and incorporated by reference herein (collectively, the "Patents"), and

            (b) trademarks, trademark applications, service marks and service mark applications, including, without limitation, the trademarks listed on Schedule B annexed hereto and incorporated by reference herein (collectively, the "Trademarks"), owned or purportedly owned by the Company, including those patents, patent applications and marks licensed to the Company (collectively, "the Licenses"); conducted by J. F. Brown Associates, Arlington Virginia and represented to us as true and correct as of [November 11, 1997];

      (v) a search of the United States Copyright Office records relevant to ownership of any and all copyrighted material owned, purportedly owned or licensed by the Company (collectively, "the Copyrights") conducted by Thompson & Thompson, Washington, DC and represented to us as true and correct as of [November 10, 1997];

      (vi) a LitAlert intellectual property litigation search conducted by us with respect to the Company and all Patents, Trademarks, and Copyrights identified in paragraphs (iv) and (v) above;

      (vii) a search of the Uniform Commercial Code ("UCC") recordation offices in the jurisdictions of Delaware and California, with respect to the following two categories of general intangibles:

            (a) the intellectual property general intangibles of the Company, including, without limitation, the Company's patents, patent applications, inventions, know-how, trademarks, service marks, copyrights, service and trade names, intellectual property licenses and other rights, and

            (b) the intellectual property general intangibles licensed to the Company, including, without limitation, the patents, patent applications, inventions, know-how, trademarks, service marks, copyrights, service and trade names and other intellectual property rights licensed to the Company pursuant to the Licenses, said search conducted by Corporation Trust UCC Services, New York, New York and represented to us as accurate and current through [November 12, 1997]; said jurisdictions being the most likely jurisdictions, if any, apart from the records of the U.S. Patent & Trademark Office and the U.S. Copyright Office, in which filing of UCC financing statements or other documents may be filed to evidence a security or other interest in said general intangibles; and

     (viii) any and all records, documents, instruments and agreements in our possession or under our control relating to the Company.

            We have also examined such corporate records, documents, instruments and agreements, and inquired into such other matters, as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

            Whenever our opinion herein is qualified by the phrase "to the best of our knowledge" or "to the best of our knowledge, after due inquiry," such language means than, based upon (i) our inquiries of officers of the Company, (ii) our review of the Documents, and (iii) our review of such other corporate records, documents, instruments and agreements described in the first sentence of paragraph (h) above, we believe that such opinions are factually correct.

            To our best knowledge, based on this inquiry, we are not aware of any copyright registrations owned or purported to be owned by the Company.

            To the best of our knowledge, as to all matters of fact represented to you by the Company in the documents we have reviewed, and concerning the Company's intellectual property position, we advise you that nothing has come to our attention that would cause us to believe that such facts are incorrect, incomplete or misleading or that reliance thereon is not warranted under the circumstances. We call to your attention that our opinion is limited to such facts as they exist on the date hereof and do not take into account any change of circumstances, fact or law subsequent thereto.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. To the best of our knowledge, after due inquiry, except as described in the Prospectus or Registration Statement, the Company owns or has the right to use, free and clear of all liens, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever,

            (a) all patents and patent applications owned or purported to be owned by the Company and used in, or required for, the conduct of the Company's business (including, without limitation, the Patents);

            (b) all trademarks, tradenames, service marks and service names owned or purported to be owned by the Company and used in, or required for, the conduct of the Company's business (including, without limitation, the Trademarks);

            (c) all copyrights owned or purported to be owned by the Company and used in, or required for, the conduct of the Company's business (including, without limitation, the Copyrights); and

            (d) all intellectual property licenses used in, or required for, the conduct of the Company's business (including without limitation the Licenses).

      2. To the best of our knowledge, after due inquiry, there is no claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications or licenses owned or purported to be owned by the Company and used in, or required for, the conduct of the Company's business.

      3. To the best of our knowledge, after due inquiry as specified herein, there is no intellectual property based claim or action, pending, threatened or potential, which affects or could affect the rights of the Company with respect to any products, services, processes or licenses used in the conduct of the Company's business.

      4. To the best of our knowledge, after due inquiry, except as described in the Prospectus or Registration Statement, the Company is not under any obligation to pay royalties or fees to any third party with respect to any material, technology or intellectual properties developed, employed, licensed or used by the Company.

      5. To the best of our knowledge, after due inquiry, the statements in the Prospectus and Registration Statement under the headings, "Risk Factors - Intellectual Property" and "Business - Intellectual Property" are accurate in all material respects, fairly represent the information disclosed therein and do not omit to state any fact necessary to make the statements made therein complete and accurate.

      6. To the best of our knowledge, after due inquiry, the statements in the Prospectus and Registration Statement do not contain any untrue statement of a material fact with respect to the intellectual property position of the Company, or omit to state any material fact relating to the intellectual property position of the Company which is necessary to make the statements therein not misleading.

      We call your attention to the fact that members of this firm are licensed to practice law in the States of New York or California and before the United States Patent and Trademark Office as Registered Patent Attorneys. We express no opinion with respect to the laws, rules and regulations of any jurisdictions other than the States of New York or California and the United States of America.

      The opinions expressed herein are for the sole benefit of, and may be relied upon only by, the several Underwriters named in Schedule A to the Underwriting Agreement and Orrick, Herrington & Sutcliffe LLP.

                                          Very truly yours,

                                          Darby & Darby